UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported) May 20, 2011

Commission File Number	Registrant; State of Incorporation; Address; and Telephone Number	IRS Employer Identification No.

1-9513	CMS ENERGY CORPORATION (A Michigan Corporation) One Energy Plaza Jackson, Michigan 49201 (517) 788-0550	38-2726431

1-5611	CONSUMERS ENERGY COMPANY (A Michigan Corporation) One Energy Plaza Jackson, Michigan 49201 (517) 788-0550	38-0442310
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07. Submission of Matters to a Vote of Security Holders
SIGNATURES

Item 5.07. Submission of Matters to a Vote of Security Holders.
At the CMS Energy Corporation (CMS Energy) annual meeting of shareholders held on May 20, 2011, the CMS Energy shareholders voted upon five proposals as described in the CMS Energy Proxy Statement dated April 8, 2011. The results of the shareholder votes are as follows:
•	Proposal to ratify the appointment of PricewaterhouseCoopers LLP as the independent registered public accounting firm to audit CMS Energy’s financial statements for the year ending December 31, 2011 was approved, with a vote as follows:
Number of Votes:

For	Against	Abstentions	Broker non-votes
225,655,516	399,900	297,262	0
•	Non-binding proposal that the compensation paid to CMS Energy’s named executive officers, as disclosed in the proxy statement pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the Compensation Discussion and Analysis, the compensation tables and the related narrative disclosure, was approved with a vote as follows:
Number of Votes:

For	Against	Abstentions	Broker non-votes
200,323,502	7,116,025	790,548	18,122,603
•	Non-binding vote on the frequency of holding a shareholder advisory vote on executive compensation was voted on as follows:

One Year	Two Years	Three Years	Abstentions	Broker non-votes
181,845,467	3,061,142	22,043,759	1,279,703	18,122,607
As a result of the outcome of the vote by shareholders at the annual meeting of shareholders held on May 20, 2011 regarding the frequency of an advisory vote by the shareholders on executive compensation, the CMS Energy Board of Directors approved and adopted an annual frequency (one year) for future advisory votes by shareholders on executive compensation, until further action of the CMS Energy Board of Directors.
•	Shareholder proposal requesting a report on the financial risks of continued reliance on coal contrasted with increased investments in efficiency and cleaner energy, including assessment of the cumulative costs of environmental compliance for coal plants compared to alternative generating sources was not approved, with a vote as follows:
Number of Votes:

For	Against	Abstentions	Broker non-votes
11,495,496	161,714,989	35,019,592	18,122,601

•	Proposal to elect ten members to the CMS Energy board of directors. All of the nominees were elected with the votes for individual nominees as follows:
Number of Votes:

	For	Withheld	Broker non-votes
Merribel S. Ayres	207,533,788	696,303	18,122,587
Jon E. Barfield	205,212,010	3,018,081	18,122,587
Stephen E. Ewing	204,924,277	3,305,814	18,122,587
Richard M. Gabrys	199,372,681	8,857,410	18,122,587
David W. Joos	204,500,200	3,729,891	18,122,587
Philip R. Lochner, Jr.	205,755,322	2,474,769	18,122,587
Michael T. Monahan	206,302,781	1,927,310	18,122,587
John G. Russell	204,794,747	3,435,344	18,122,587
Kenneth L. Way	200,962,580	7,267,511	18,122,587
John B. Yasinsky	202,101,877	6,128,214	18,122,587
CONSUMERS ENERGY COMPANY
Consumers Energy Company (Consumers Energy) did not solicit proxies for the matters submitted to votes at the contemporaneous May 20, 2011 Consumers Energy’s annual meeting of shareholders. All 84,108,789 shares of Consumers Energy common stock held by CMS Energy were voted in favor of electing the above-named individuals as directors of Consumers Energy and in favor of the ratification of the appointment of PricewaterhouseCoopers LLP as the independent registered public accounting firm to audit Consumers Energy’s financial statements for the year ending December 31, 2011. None of the 441,599 shares of Consumers Energy preferred stock were voted at the annual meeting.
This Form 8-K contains “forward-looking statements” as defined in Rule 3b-6 of the Securities Exchange Act of 1934, as amended, Rule 175 of the Securities Act of 1933, as amended, and relevant legal decisions. The forward-looking statements are subject to risks and uncertainties. They should be read in conjunction with “FORWARD-LOOKING STATEMENTS AND INFORMATION” and “RISK FACTORS” sections of CMS Energy Corporation’s (“CMS Energy”) Form 10-K and Consumers Energy Company’s (“Consumers Energy”) Form 10-K each for the Year Ended December 31, 2010 and as updated in CMS Energy’s and Consumers Energy’s Forms 10-Q for the Quarter Ended March 31, 2011. CMS Energy’s and Consumers Energy’s “FORWARD-LOOKING STATEMENTS AND INFORMATION” and “RISK FACTORS” sections are incorporated herein by reference and discuss important factors that could cause CMS Energy’s and Consumers Energy’s results to differ materially from those anticipated in such statements.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

CMS ENERGY CORPORATION
Dated: May 25, 2011	By:	/s/ Thomas J. Webb
Thomas J. Webb
Executive Vice President and Chief Financial Officer

CONSUMERS ENERGY COMPANY
Dated: May 25, 2011	By:	/s/ Thomas J. Webb
Thomas J. Webb
Executive Vice President and Chief Financial Officer